UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Barnes & Noble, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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On August 31, 2010, Barnes & Noble, Inc. distributed the following communication to its employees:

Re: 2010 Annual Meeting of Shareholders – Voting by Proxy

The Annual Meeting of Shareholders, which will be held this year on September 28, is an important event for the Company’s future, and your vote – no matter how many shares you own – is extremely important.

If you owned Barnes & Noble shares as of August 16, 2010, you will receive separate proxy materials from Barnes & Noble and from Ron Burkle’s Yucaipa investment funds. The Company’s proxy materials will include a WHITE proxy card or voting instruction card. Burkle’s materials will include a Gold proxy card. As this process moves forward, you can expect to receive multiple mailings from Barnes & Noble and from Burkle/Yucaipa.

Your proxy card or voting instruction card will look different depending on how you hold your shares, but the general voting principles are the same.

You are being asked to vote on three, separate proposals. If you want to vote as the Board recommends, you would vote on the WHITE card:

•	FOR all nominees on Proposal 1;

•	FOR the ratification of BDO on Proposal 2; and

•	AGAINST Yucaipa’s proposal to amend the Rights Agreement on Proposal 3.

Below is a brief FAQ that addresses some of the most common questions we have received from shareholders:

1. How do I vote my shares?

You can vote by telephone, over the internet or by signing, dating and returning the WHITE proxy card or voting instruction card in a postage-paid envelope.

2. What should I do if I have shares in more than one account?

If you hold shares in more than one account (for example, unvested restricted stock or vested shares), you will receive a WHITE proxy card or voting instruction form for each of those accounts and you will need to vote each card or instruction form you receive to ensure that all of your shares are voted. If you vote by telephone or Internet, you will need to refer to the unique Control Number on each WHITE proxy card or voting instruction form you receive.

3. What if I hold my shares through a bank or broker?

If you hold your shares through a bank or broker, you will receive proxy materials through that firm, which will vote your shares on your behalf only upon receiving specific instructions. It is important that you follow the directions provided on the WHITE voting instruction form from your bank or broker in order to instruct your bank or broker on how to vote your shares.

4. What if I hold shares in Barnes & Noble’s 401(k) plan?

If you participate in the B&N 401(k) Plan, Fidelity will send you proxy materials and instructions as to how to vote. If you want to instruct Fidelity how to vote on your behalf, you should follow the directions shown on the WHITE voting instruction card.

5. What should I do with the GOLD proxy cards I receive?

We urge you to simply DISCARD any Gold card you may receive. You should not do anything with it—not even return it indicating “Withhold” on Burkle’s nominees. This is because any vote you cast on the Gold card will cancel any vote you previously cast on the WHITE card.

6. I forgot which card I filled out/I accidently filled out the Gold card/I may have filled my card out wrong – what do I do now?

If you voted incorrectly or aren’t sure how you voted, you may vote again. Only the latest-dated proxy card or voting instruction card returned counts. You can change your vote by signing, dating and returning the WHITE proxy card or WHITE voting instruction card in the postage-paid envelope provided, or voting again by phone or internet.

7. What does the WHITE proxy card look like?

8. What does the WHITE voting instruction form from a bank or broker look like?

9. What does the WHITE 401(k) voting instruction card from Fidelity look like?

Fidelity has not yet mailed the voting instruction cards. We will provide a sample when they become available.

10. Who can I call if I have questions about voting?

If you have any questions about how to vote or if you need additional assistance, please call Innisfree M&A Incorporated at (877) 456-3422.

* * *

This communication is being directed to you by Barnes & Noble, Inc. because you are an employee of Barnes & Noble. Barnes & Noble is not acting as a fiduciary or providing any investment advice relating to Barnes & Noble’s 401(k) Plan.

Important Information

On August 25, 2010, Barnes & Noble, Inc. (“Barnes & Noble”) filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and white proxy card in connection with its 2010 Annual Meeting and is mailing the definitive proxy statement and white proxy card to its stockholders. Investors and stockholders are urged to read the definitive proxy statement and any other relevant documents filed with the SEC when they become available, because they contain (or will contain) important information. Investors and stockholders may obtain a free copy of the definitive proxy statement and other documents (when available) that Barnes & Noble files with the SEC at the SEC’s website at www.sec.gov and Barnes & Noble’s website at www.barnesandnobleinc.com. In addition, the definitive proxy statement and other documents filed by Barnes & Noble with the SEC may be obtained from Barnes & Noble free of charge by directing a request to Barnes & Noble, Inc., Attention: Investor Relations, 122 Fifth Avenue, New York, New York 10011.

Certain Information Regarding Participants

Barnes & Noble, its directors, its director nominees and certain of its officers may be deemed to be participants in the solicitation of Barnes & Noble’s stockholders in connection with its 2010 Annual Meeting. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in Barnes & Noble’s Annual Report on Form 10-K for the year ended May 1, 2010, which was filed with the SEC on June 30, 2010, and its definitive proxy statement for the 2010 Annual Meeting, which was filed with the SEC on August 25, 2010. To the extent holdings by certain participants of Barnes & Noble securities have changed since the amounts contained in the definitive proxy statement for the 2010 Annual Meeting, such changes have been or will be reflected on Form 4s filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Barnes & Noble’s website at www.barnesandnobleinc.com.

Safe Harbor

This communication contains “forward-looking statements.” Barnes & Noble is including this statement for the express purpose of availing itself of the protections of the safe harbor provided by the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements. These forward-looking statements are based on currently available information and represent the beliefs of the management of the company. These statements are subject to risks and uncertainties that could cause actual results to differ materially. These risks include, but are not limited to, general economic and market conditions, decreased consumer demand for the company’s products, possible disruptions in the company’s computer systems, telephone systems or supply chain, possible risks associated with data privacy and information security, possible work stoppages or increases in labor costs, possible increases in shipping rates or interruptions in shipping service, effects of competition, possible disruptions or delays in the opening of new stores or the inability to obtain suitable sites for new stores, higher than anticipated store closing or relocation costs, higher interest rates, the performance of the company’s online, digital and other initiatives, the performance and successful integration of acquired businesses, the success of the company’s strategic investments, unanticipated increases in merchandise, component or occupancy costs, unanticipated adverse litigation results or effects, the results or effects of any governmental review of the company’s stock option practices, product and component shortages, effects of the company’s evaluation of strategic alternatives and other factors which may be outside of the company’s control. Please refer to the company’s annual, quarterly and periodic reports on file with the SEC for a more detailed discussion of these and other risks that could cause results to differ materially. The company assumes no obligation to update or revise any forward-looking statements.